POWER OF ATTORNEY

              WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


     Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 19, 2000
                                      Date



                                      /s/ THOMAS J. WILSON, II
                                     ------------------------------
                                      Thomas J. Wilson, II
                                      President, Chief Operating Officer,
                                      (Principal Executive Officer) and Director

                                POWER OF ATTORNEY

              WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 19, 2000
                                      Date



                                      /s/MICHAEL J. VELOTTA
                                      -----------------------
                                      Michael J. Velotta
                                      Vice President, Secretary,
                                      General Counsel, and Director

                                POWER OF ATTORNEY

              WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


     Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 19, 2000
                                      Date



                                      /s/JOHN R. HUNTER
                                      ------------------
                                      John R. Hunter
                                      Vice President and Director

                                POWER OF ATTORNEY

              WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)



     Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 19, 2000
                                      Date



                                      /s/SAMUEL H. PILCH
                                      ------------------
                                      Samuel H. Pilch
                                      Controller

                                POWER OF ATTORNEY

              WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)



     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 19, 2000
                                      Date



                                      /s/KEVIN R. SLAWIN
                                      ------------------
                                      Kevin R. Slawin
                                      Vice President and Director

                                POWER OF ATTORNEY

              WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)



     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for Northbrook Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 19, 2000
                                      Date



                                      /s/CASEY J. SYLLA
                                      ------------------
                                      Casey J. Sylla
                                      Chief Investment Officer and Director

                                POWER OF ATTORNEY

              WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)



     Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 19, 2000
                                     Date



                                     /s/SARAH R. DONAHUE
                                     ------------------------------
                                     Sarah R. Donahue
                                     Assistant Vice President
                                     and Director

                                POWER OF ATTORNEY

              WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)




     Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 19, 2000
                                      Date



                                      /s/TIMOTHY N. VANDER PAS
                                     --------------------------
                                      Timothy N. Vander Pas
                                      Assistant Vice President
                                      and Director